UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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Bridge Investment Group Holdings Inc.

(Name of Registrant as Specified in its Charter)
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Bridge Investment Group Holdings Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 BRIDGE INVESTMENT GROUP Bridge Investment Group Holdings Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on May 5, 2022 For Stockholders of record as of March 11, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting virtually, go to: www.proxydocs.com/BRDG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/BRDG Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 25, 2022. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/BRDG TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Bridge Investment Group Holdings Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Thursday, May 5, 2022 9:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BRDG for registration details. You must register to attend the meeting online by 5/3/22 5:00PM ET at www.proxydocs.com/BRDG SEE REVERSE FOR FULL AGENDA

Bridge Investment Group Holdings Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. To elect two Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified. 1.01 Robert Morse 1.02 Debra Martin Chase 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.